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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                           -------------------------

                                   FORM 8-K


                                Current Report


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of report (date of earliest event reported): July 30, 2001

                             PROGRESS ENERGY, INC.
                             ---------------------
            (Exact name of registrant as specified in its charter)


North Carolina                       1-15929                      56-2155481
--------------------------------------------------------------------------------
(State or other jurisdiction       (Commission                  (IRS Employer
of incorporation)                  File Number)              Identification No.)


         410 S. Wilmington Street, Raleigh, North Carolina 27601-1748
         ------------------------------------------------------------
                   (Address of principal executive offices)

Registrant's telephone number, including area code: (919) 546-6111

                                     NONE
                                     ----
   (Former name, former address and former fiscal year, if changed from last report)
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ITEM 9.   REGULATION FD DISCLOSURE

     The information in this report (including the exhibit) is furnished pursuant to Item 9 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The furnishing of this report is not intended to constitute a determination by Progress Energy, Inc. that the information is material or that the dissemination of the information is required by Regulation FD.

     On July 25, 2001, Progress Energy conducted a webcast conference call with the investment community to announce its earnings for the quarter ended June 30, 2001. The document filed as Exhibit 99.1 to this Form 8-K provides clarification regarding several questions that arose during the earnings conference call. Exhibit 99.1 is incorporated by reference into this Item 9.

     Progress Energy regards any information provided in Exhibit 99.1 to be current and accurate only as of the date of this 8-K and specifically disclaims any duty to update such information unless it is necessary to do so in accordance with applicable law.

     This report, including Exhibit 99.1, contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking statements involve estimates, projections, goals, forecasts, assumptions, risks and uncertainties that could cause actual results or outcomes to differ materially from those expressed in the forward-looking statements. Examples of factors that you should consider with respect to any forward-looking statements made throughout this document include, but are not limited to, the following: governmental policies and regulatory actions (including those of the Federal Energy Regulatory Commission, the Environmental Protection Agency, the Nuclear Regulatory Commission, the Department of Energy, the Securities and Exchange Commission under the Public Utility Holding Company Act of 1935, as amended, the North Carolina Utilities Commission, the Public Service Commission of South Carolina and the Florida Public Service Commission), particularly legislative and regulatory initiatives that may impact the speed and degree of the restructuring of the electricity industry and the results of negotiations related to the expiration of Florida Power's rate stipulation; the outcome of legal and administrative proceedings before our principal regulators; risks associated with operating nuclear power facilities, availability of nuclear waste storage facilities, and nuclear decommissioning costs; changes in the economy of areas served by CP&L, Florida Progress or NCNG; the extent to which we are able to obtain adequate and timely rate recovery of costs, including potential stranded costs arising from the restructuring of the electricity industry; weather conditions and catastrophic weather-related damage; general industry trends, increased competition from energy and gas suppliers, and market demand for energy; inflation and capital market conditions; the extent to which we are able to realize the potential benefits of our recent acquisition of Florida Progress Corporation and successfully integrate it with the remainder of our business; the extent to which we are able to realize the potential benefits of the conversion of Carolina Power & Light Company to a non-regulated holding company structure and the success of our direct and indirect subsidiaries; the extent to which we are able to use tax credits associated with the
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operations of the synthetic fuel facilities; the extent to which we are able to reduce our capital expenditures through the utilization of the natural gas expansion fund established by the North Carolina Utilities Commission; and unanticipated changes in operating expenses and capital expenditures.

     All such factors are difficult to predict, contain uncertainties that may materially affect actual results, and may be beyond the control of Progress Energy. New factors emerge from time to time, and it is not possible for management to predict all of such factors, nor can it assess the effect of each such factor on Progress Energy.

     Any forward-looking statement speaks only as of the date on which such statement is made, and Progress Energy does not undertake any obligation to update any forward-looking statement or statements to reflect events or circumstances after the date on which such statement is made.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
          INFORMATION AND EXHIBITS

     (c)  EXHIBITS.

          99.1 Additional Question Clarification from the July 25, 2001 Progress Energy Conference Call.
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             PROGRESS ENERGY, INC.
                                             ---------------------
                                                   Registrant



                                             By:   /s/ Peter M. Scott III
                                                   ----------------------------
                                                   Peter M. Scott III
                                                   Executive Vice President
                                                   and Chief Financial Officer

Date:  July 30, 2001

                                 EXHIBIT INDEX

Exhibit No.         Exhibit Description
-----------         -------------------

99.1 Additional Question Clarification from the July 25, 2001 Progress Energy Conference Call